EXHIBIT 10.58
EXECUTION COPY
AMENDMENT NO. 1 to UNSECURED LOAN AGREEMENT
          THIS AMENDMENT NO. 1 to UNSECURED LOAN AGREEMENT (this “Amendment”) is being executed and delivered as of August 19, 2008, by and among MIDWAY GAMES INC., a Delaware corporation (the “Borrower”), as Borrower, and NATIONAL AMUSEMENTS, INC., a Maryland corporation, as Lender (the “Lender”). All capitalized terms used herein without definition shall have the same meanings as set forth in the hereinafter identified and defined Credit Agreement.
WITNESSETH:
          WHEREAS, the Lender and the Borrower have entered into that certain Unsecured Loan Agreement, dated as of February 29, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, the Borrower has requested that the Lender agree to amend the Credit Agreement, as set forth herein, and the Lender has agreed to so amend the Credit Agreement on the terms and conditions of this Amendment;
          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein, the representations and warranties of the Borrower in Section 2 hereof, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower and the Lender, such parties hereby agree as follows:
     1. Amendments. As of the date hereof, the Credit Agreement is hereby amended as follows:
     (a) The definition of “Permitted Investments” appearing in Section 1.1 of the Credit Agreement is hereby amended (i) to insert the additional clauses, “(o) Investments constituting loans made by any Foreign Company to the Borrower or any other Subsidiary of the Borrower,” and “(p) Loans from any Company to any Foreign Company which re-evidence Investments made prior to the Closing Date (so long the proceeds of any such Loan are used at the time of such Loan to repay such prior Investments),” immediately after clause (n) therein and (ii) to renumber the final clause in such definition from “(o)” to “(q)”.
     (b) The definition of “LIBOR Rate” appearing in Section 1.1 of the Credit Agreement is hereby amended to insert the words “(or such other independent source as the Borrower and the Lender may agree upon from time to time)” immediately after the words “Bank of America, N.A.” appearing therein.
     (c) Section 1.1 of the Credit Agreement is hereby amended to insert the following new definition in proper alphabetical order:
     “German Intercompany Loan” means, collectively, one or more loans in an aggregate principal amount of up to €2,137,100 made on or after August 19, 2008 by the German Company to the Borrower and evidenced by that certain Agreement dated as of August 19, 2008, as amended, restated, supplemented or otherwise modified, as such loan or loans may be refinanced, renewed or extended.
     (d) The definition of “Permitted Lien” appearing in Section 1.1 of the Credit Agreement is hereby amended (i) to insert the additional clause “(n) Liens granted in favor of the German Company and securing the obligations of the Borrower under the German Intercompany Loan” immediately after clause (m) therein and (ii) to renumber the final clause in such definition from “(n)” to “(o)”.
     (e) Article VIII of the Credit Agreement is hereby amended to insert the following Section 8.14 immediately following Section 8.13 appearing therein, and to renumber Sections 8.14 and 8.15 as Sections “8.15” and “8.16”, respectively:
     8.14 The German Company shall sell, assign, pledge, or otherwise transfer its interest in the German Intercompany Loan without the prior consent of the Lender or the German Company’s security interest in the collateral pledged by the Borrower in connection with such German Intercompany Loan shall be enforced or foreclosed upon.
     2. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect to the terms of this Amendment (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).
     3. Further Assurances. The parties hereto hereby agree to undertake in good faith to negotiate a loan and lien subordination agreement in connection with any refinancing of the German Intercompany Loan prior to the final maturity thereof.
     4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to constitute one and the same instrument. A signature page sent to the Lender or its counsel by facsimile or other electronic means (including in portable document format (.pdf)) shall be effective as an original counterpart signature.
     5. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
     6. Governing Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of Illinois.
[Signature Pages Follow]

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MIDWAY GAMES INC., as Borrower
By	/s/ Matthew V. Booty
Title Interim President and Chief Executive Officer

Signature Page to
Amendment No. 1
to Unsecured Loan Agreement

NATIONAL AMUSEMENTS, INC., a Maryland corporation, as Lender
By:	/s/ Richard J. Sherman
Title: Vice President

Signature Page to
Amendment No. 1
to Unsecured Loan Agreement